                                                                Exhibit 10.42(a)


THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                             PRINTCAFE SYSTEMS, INC.

                              AMENDED AND RESTATED
                   SUBORDINATED NON-NEGOTIABLE PROMISSORY NOTE


$4,000,000                                                     December 31, 2001


     PRINTCAFE SYSTEMS, INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay MICHAEL J. MILLER AND NEIL G. MILLER (collectively, the "HOLDER"), or permitted registered assigns, the principal sum equal to FOUR MILLION DOLLARS ($4,000,000), which sum, and the pro rata portion of the accrued interest thereon, shall be paid to the Holder in the percentages specified in Exhibit A, attached hereto, and at the addresses specified in
Section 8(c) of this Note. This Note amends and restates that certain Subordinated Non-Negotiable Promissory Note dated March 10, 2000 issued by the Company in favor of the Holder pursuant to the Stock Purchase Agreement dated as of March 10, 2000 (the "PURCHASE AGREEMENT"), among printCafe, Inc., a Delaware corporation ("PARENT"), the Company, M Data, Inc., an Arizona corporation ("M DATA"), and the stockholders of M Data, and is subject to the provisions thereof. Terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

     THIS NOTE SHALL NOT BE NEGOTIABLE, ASSIGNABLE OR OTHERWISE TRANSFERABLE WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF THE COMPANY.

1. PRINCIPAL AND INTEREST. The principal amount of this Note shall be payable in twenty-four (24) consecutive monthly payments of $166,666.66 commencing January 1, 2003 and continuing on the first day of each of the next twenty-three (23) months, with the last principal payment due December 1, 2004. The unpaid principal amount of this Note shall bear interest from and after the date of this Note at the rate of 12.0% per annum. Interest shall be payable (i) monthly in arrears on the first day of each month beginning February 1, 2002, and (ii) concurrently with payments of principal, if applicable. In the event that any principal or interest payment is due on a day which is not a business day, such payment shall be made on the next succeeding business day.

2. SECURITY; GUARANTY. This Note is secured by a security interest in all of the intellectual property assets of M Data as described in a Preferred Escrow Agreement and Intellectual Property Security Agreement executed by M Data and the Holder in connection with the Original


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Note, as amended by that certain Amendment No. 1 to and Intellectual Property
Security Agreement dated as of the date hereof, and has been unconditionally guaranteed by printCafe, Inc., a Delaware corporation and parent of the Company (the "Parent"). This Note is also secured by that certain License Agreement (the "License Agreement") between the Company and the Holder granting the Holder a non-exclusive, perpetual, royalty-free license to certain software of the Company, including without limitation the PrintSmith Site suite of software, upon the occurrence of certain conditions specified in the License Agreement.

3. PREPAYMENT. The Company may prepay, in whole or in part, the outstanding amount of this Note at any time or from time to time without penalty or premium. The Company shall prepay in whole the outstanding amount of this Note upon the consummation of a firmly underwritten public offering, subsequent to Parent's initial public offering, of Parent's common stock, $0.0001 par value, registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") which results in aggregate net cash proceeds to Parent of not less than $150 million.

4. RESTRICTIONS ON TRANSFER.

     (a) THIS NOTE SHALL NOT BE NEGOTIABLE, ASSIGNABLE OR OTHERWISE TRANSFERABLE WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF THE COMPANY.

     (b) The Company shall keep at its principal executive office a register (herein sometimes referred to as the "NOTE REGISTER"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration and transfer of this Note.

     (c) Subject to Section 4(a) hereof, whenever this Note shall be surrendered at the principal executive office of the Company for transfer, accompanied by
(i) a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the holder or his attorney duly authorized in writing, and (ii) the written opinion, addressed to the Company, of counsel for the holder of this Note, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company), such proposed transfer does not involve any transaction requiring registration or qualification of such shares under the Securities Act or the securities blue sky laws of any relevant state of the United States, the Company shall execute and deliver in exchange therefor a new Note or Notes, as may be requested by such holder, in the same aggregate unpaid amount and payable on the same date as the Note or Notes so surrendered; each such new Note shall be dated as of the date to which payments have been made on the Note or Notes so surrendered and shall be in such amount and registered in such name or names as such holder may designate in writing.

     (d) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid amount and dated as of the date hereof.


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

5. EVENTS AND REMEDIES OF DEFAULT.

     The occurrence of any of the following shall constitute an "EVENT OF DEFAULT":

     (a) if the Company shall fail to pay any amount owing under this Note when due, and such failure continues for five business days after written notice to the Company of such default; or

     (b) if the Company is adjudicated insolvent or bankrupt; or

     (c) if the Company admits in writing its inability to pay its debts; or

     (d) if the Company shall come under the authority of a custodian, receiver or trustee for it or for substantially all of its property; or

     (e) if the Company makes an assignment for the benefit of creditors, or suffers proceedings under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or the release of debtors to be instituted against it and if contested by it not dismissed or stayed within ninety (90) days; or

     (f) if proceedings under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or the release of debtors are instituted or commenced by the Company; or

     (g) if any order for relief is entered relating to any of the forgoing proceedings under subsections (b) through (f); or

     (h) the Company shall have dissolved or any proceedings shall have commenced, or any formal action shall have been taken, with a view to the dissolution of the Company.

Upon the occurrence and continuance of an Event of Default, the holder of this Note shall have the option to (i) demand by written notice full and immediate payment of the then outstanding balance of this Note and (ii) to protect and enforce its rights or remedies as may then be available. Upon the occurrence and continuance of an Event of Default, the interest rate shall be 18.0% per annum.

6. SUBORDINATION.

     (a) GENERAL. The Company, for itself, its successors and assigns, covenants and agrees, and the Holder by its acceptance hereof covenants and agrees, that this Note shall be subordinated to the extent set forth in this Section to the prior payment in full of all Senior Debt (as defined below) as follows:

          (i) In the event of an Event of Default specified in Sections 5(b),
     (e) or (f) hereof, the Holder shall not be entitled to receive any payment on account of principal of or interest on this Note unless and until the Senior Debt shall have been paid in full. To that end, the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or


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

     securities, which may be payable or deliverable in any such proceedings in respect of this Note.

          (ii) (A) If any Senior Debt or this Note is declared due and payable prior to its stated maturity by reason of an Event of Default specified in
     Section 5(a) hereof or like provisions in instruments evidencing the Senior Debt, then all Senior Debt, to the extent it is declared then due and payable, shall first be paid in full, before any payment on account of principal of or interest on this Note may be made.

               (B) If any Senior Debt or this Note is declared due and payable prior to its stated maturity by reason of an Event of Default specified in Sections 5(c), (d) or (g) hereof or like provisions in instruments evidencing the Senior Debt, then all of the Senior Debt shall first be paid in full, before any payment on account of principal of or interest on this Note may be made.

          (iii) If the Company fails to pay any principal of or interest (or premium, if any) on any Senior Debt when due, under circumstances when the provisions of clauses (i) and (ii) hereof shall not be applicable, then all principal of and interest (or premium, if any) on such Senior Debt then due and payable shall first be paid in full, before any payment on account of principal of or interest on this Note may be made.

          (iv) The provisions of clauses (i) through (iii) shall not prohibit the Company or Parent from issuing securities of the Company or Parent which are subordinate and junior in right of payment to all Senior Debt then outstanding, on the same terms as set forth in this Section 6, in exchange for and in satisfaction of the indebtedness represented by this Note.

     (b) "SENIOR DEBT" means all amounts (including any interest accruing thereon) owed under the following, whether now outstanding or hereafter incurred, created or assumed:

          (i) indebtedness pursuant to the Term Loan Agreement, dated July 6, 1999, between Parent and National City Bank secured by a general security interest in all assets, except intellectual property, of Parent, in the amount of $900,000;

          (ii) all indebtedness of Parent or its subsidiaries under securities issued pursuant to a public offering registered under the Securities Act;

          (iii) any line or lines of credit or other indebtedness for borrowed money incurred by Parent or its subsidiaries on or after the date hereof
     (A) for working capital purposes and/or (B) for refinancing, refunding or replacement of Senior Debt; and

          (iv) all guaranties by Parent or the Company of the principal of and/or interest and premium (if any) on any indebtedness of any subsidiary or affiliate of Parent which constitutes "SENIOR DEBT" pursuant to clauses
     (i) through (iii) hereof.

     (c) FURTHER ASSURANCES. The Holder hereby agrees to execute and deliver all documents, and take all actions necessary or desirable, as reasonably requested by the Company to affect the provisions of this Section 6, including, without, executing and delivering


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intercreditor or other agreements among or between the Holder and any holder of
Senior Debt of the Company or its subsidiaries or affiliates.

7. EXCLUSIVE RIGHT OF SETOFF FOR INDEMNIFICATION CLAIMS. Any damages owed to any of the Acquiror Indemnified Persons pursuant to Section 9.6 of the Purchase Agreement shall only be recoverable as a setoff against the principal amount of this Note, plus any accrued and unpaid interest thereon. In the event the principal amount of this Note, plus any accrued and unpaid interest thereon, becomes due and payable pursuant to Section 1 of this Note prior to the resolution of a dispute as set forth in a Dispute Notice delivered in accordance with the Purchase Agreement, that portion of the principal and accrued and unpaid interest payable hereunder that is in dispute shall be placed in escrow under terms and conditions reasonably acceptable to the Company and the Holder until resolution of such dispute, and the undisputed portion shall be paid to the Holder pursuant to this Note.

8. GENERAL.

     (a) SUCCESSORS AND ASSIGNS. This Note and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the Holder, and their respective successors and assigns.

     (b) CHANGES. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) upon written consent of the Company and the Holder.

     (c) NOTICES. All notices, request, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

          If to the Holder:

               Michael J. Miller
               6807 Meadowlark Lane
               Paradise Valley, Arizona 85253
               Facsimile No.: (480) 905-8497
               Telephone No.: (480) ________

               Neil G. Miller
               1334 West Rockrose Way
               Chandler, Arizona 85246
               Facsimile No.: (480) 905-8497
               Telephone No.: (480) ________


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

          With a copy to:

               Osborn Maledon PA
               2929 North Central Avenue, Suite 2100
               Phoenix, Arizona 85067
               Attention: Andrew Kelly
               Facsimile No.: (602) 664-2052
               Telephone No.: (602) 640-9329

          If to the Company:

               printCafe, Inc.
               Forty 24th Street, 5th Floor
               Pittsburgh, PA 15222
               Attention:  President
               Facsimile No.: (412) 456-1151
               Telephone No.: (412) 456-1141

     (d) SEVERABILITY. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

     (e) SATURDAYS, SUNDAYS, HOLIDAYS. If any date that may at any time be specified in this Note as a date for the making of any payment under this Note shall fall on Saturday, Sunday or on a day which in Pittsburgh, Pennsylvania, shall be a legal holiday, then the date for the making of that payment shall be the next subsequent say which is not a Saturday, Sunday, or legal holiday.

     (f) GOVERNING LAW. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Arizona, without regard to choice of law principles.

9. UNCONDITIONAL GUARANTY. Parent hereby covenants and agrees that this Note is and shall be considered to be one of the Notes and part of the Obligations under that certain Unconditional Guaranty dated March 10, 2000 and executed by Parent. In addition, in consideration of the Company issuing this Note to the Holder and entering into the License Agreement, M Data hereby unconditionally guarantees the obligations of the Company pursuant to this Note.



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     IN WITNESS WHEREOF, this Note has been executed and delivered on the date first above written by the duly authorized representative of the Company.


                                        PRINTCAFE SYSTEMS, INC.


                                        By: /s/ Marc Olin
                                            ------------------------------------
                                            Name: Marc Olin
                                            Title: President


                                         Solely For Purposes of Section 9:


                                         PRINTCAFE, INC.


                                        By: /s/ Marc Olin
                                            ------------------------------------
                                            Name: Marc Olin
                                            Title: President


                                        Solely For Purposes of Section 9:


                                        M DATA, INC.


                                        By: /s/ Marc Olin
                                            ------------------------------------
                                            Name: Marc Olin
                                            Title: President



ACKNOWLEDGED, ACCEPTED
AND AGREED THIS 31ST  DAY
OF DECEMBER, 2001

HOLDER:


/s/ Michael J. Miller
---------------------------------------
Michael J. Miller


/s/ Neil G. Miller
---------------------------------------
Neil G. Miller


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                                    EXHIBIT A

                              PAYMENT DISTRIBUTION

           NAME                                             PERCENT (%)

           Michael J. Miller                                   72.73

           Neil G. Miller                                      27.27